Investor Presentation Q2 2026 August 2026

Celanese Corporation Disclosures Forward-Looking Statements This presentation may contain "forward-looking statements," which include information concerning Celanese Corporation’s (the “Company”) plans objectives, goals, strategies, future revenues, cash flow, financial performance, synergies, capital expenditures, deleveraging efforts, planned cost reductions, dividend policy, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: the ability to successfully achieve planned cost reductions; changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; potential liability resulting from pending or future claims or litigation, including investigations or enforcement actions, or from changes in the laws, regulations or policies of governments or other governmental activities, in the countries in which we operate; our level of indebtedness and our financial condition, each of which could diminish our ability to raise additional capital to fund operations, reduce our business and strategic flexibility, increase our interest expense, limit the success of our deleveraging efforts, and impact changes to our credit ratings, which could increase our interest expense in the event of additional downgrades; volatility or changes in the price and availability of raw materials and energy, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, carbon monoxide, wood pulp, hexamethylene diamine, Polyamide 66 ("PA66"), polybutylene terephthalate, ethanol, natural gas and fuel oil, and the prices for electricity and other energy sources; the ability to pass increases in raw materials prices, logistics costs and other costs on to customers or otherwise improve margins through price increases; the possibility that we will not be able to realize the anticipated benefits of the Mobility & Materials business (the "M&M Business") we acquired from DuPont de Nemours, Inc. (the "M&M Acquisition"), including synergies and growth opportunities, whether as a result of difficulties arising from the operation of the M&M Business or other unanticipated delays, costs, inefficiencies or liabilities; additional impairment of goodwill or intangible assets; increased commercial, legal or regulatory complexity of entering into, or expanding our exposure to, certain end markets and geographies; risks in the global economy and equity and credit markets and their potential impact on our ability to pay down debt in the future and/or refinance at suitable rates, in a timely manner, or at all; the ability to maintain plant utilization rates and to implement planned capacity additions, expansions and maintenance; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; the ability to identify desirable potential acquisition or divestiture opportunities and to complete such transactions, including obtaining regulatory approvals, consistent with the Company's strategy; market acceptance of our products and technology; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, transportation, logistics or supply chain disruptions, cybersecurity incidents, AI-related vulnerabilities, terrorism or political unrest, public health crises, or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the direct or indirect consequences of acts of war or conflict (such as the Russia- Ukraine conflict or conflicts in the Middle East) or terrorist incidents or as a result of fire, flood, hurricanes, other severe weather, natural disasters, other catastrophic events or other crises; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in applicable tariffs, duties, treaties and trade agreements, tax rates or legislation throughout the world including, but not limited to, anti-dumping and countervailing duties, adjustments, changes in estimates or interpretations or the resolution of tax examinations or audits that may impact recorded or future tax impacts and potential regulatory and legislative tax developments in the United States and other jurisdictions; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; potential liability for remedial actions and increased costs under existing or future environmental, health and safety regulations, including those relating to climate change or other sustainability matters; changes in currency exchange rates and interest rates; tax rates and changes thereto; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period. Pro forma financial information herein is preliminary and subject to change. Presentation This document presents the Company’s two business segments, Engineered Materials and Acetyl Chain. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, may refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 2

Discussion Topics 3 Earnings update Key actions and near- term imperatives

Q2 2026 results and highlights Q2 2026 Results 4 Q2 2026 Highlights * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Engineered Materials (EM)  Delivered highest total variable margin in EM history  Strong contribution from strategic growth platforms, particularly in medical and electronics  Price execution and continued cost reduction initiatives  Completed closure of Ulsan, South Korea compounding site, strengthening the foundation for growth Acetyl Chain (AC)  Strong Western Hemisphere (WH) value capture in vinyl chain through reliable supply and cost-advantaged assets  Well positioned to maintain share gains and customer relationships established during the quarter  Successfully capitalized on near-term opportunities Q2 results driven by maximizing near-term opportunities while continuing to enhance our differentiated business models $2.45 ADJUSTED EPS* $140 M FREE CASH FLOW* ADJUSTED EBIT* BY BUSINESS SEGMENT $321 M ACETYL CHAIN $234 M ENGINEERED MATERIALS

Q3 2026 outlook

Q3 2026 Outlook

$1.35 - $1.75

ADJUSTED EPS* GUIDANCE

ADJUSTED EBIT* GUIDANCE BY BUSINESS SEGMENT

$190 M – $210 M	**$220 M – $250 M**
ENGINEERED MATERIALS	ACETYL CHAIN

Q3 2026 Focus Areas

- Continued focus in EM on growth platforms, while mitigating higher input costs
- Drive AC business model to maximize margin opportunity in Western Hemisphere as supply-related opportunities normalize
- Successfully completed nylon 6,6 footprint optimization steps and completing shut down of tow operations in Lanaken, Belgium
- Footprint optimization actions create second half earnings headwinds while improving outlook for free cash flow* and future earnings power

Executing actions to strengthen earnings quality, cash generation, and future growth
Targeting FY adjusted EPS* of ~$6.00 / share

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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Continued execution of actions drives sustained value creation in 2026 and beyond

INCREASE CASH FLOW

- ✓ Reduced total debt by fully repaying 2026 maturities
- ✓ Actions enable increased free cash flow* target to $700 - $800 million in 2026
- ✓ Targeting additional $500 million in divestitures by end of 2027

INTENSIFY COST IMPROVEMENT

- ✓ Targeting ~$140 to $180 million incremental cost reductions in 2026-2027
- ✓ Announced footprint optimization actions
  - ✓ Lanaken, Belgium
  - ✓ Nylon facility at Sakra, Singapore
  - ✓ Optimization of N.A. nylon facilities
  - ✓ Compounding facility at Ulsan, South Korea
- ✓ Net Interest expense[1] reductions expected to be realized in 2027

DRIVE TOP LINE GROWTH

- ✓ Initiated commissioning of downstream VAE reactor in AC
- ✓ EM pipeline enrichment through focus on high margin applications
- ✓ Compounding enhancements in EM to support areas like liquid crystal polymers and medical grades
- ✓ Capturing downstream vinyl chain demand from targeted growth applications in building and construction
- ✓ Expecting to deliver full-year 2026 double-digit EM adjusted EBIT* growth

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

[1] Interest expense, net of interest income

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Functional Cost and Net Interest Expense Reductions Actions underway support ~$140 M to $180 M of cumulative cost reduction realization in 2026-2027 7 Engineered Materials Grow & Fortify Cost Programs Acetyl Chain Footprint Optimization and Productivity Lower functional costs, including SG&A reductions + decreases in net interest expense Cost Reduction Initiatives Expected Cost Reduction Realization Targets by Year ($M) Targeting $80 M - $100 M improvement in 2027, as net interest expense savings begin realization ~$15 + $10 $40 - $50 $15 - $20 $10 - $20 Cost programs to fortify the foundations for growth initiatives of EM, including nylon 6,6 optimization $20 - $25 Lanaken, Belgium closure and other productivity projects to support AC 2026 2027 20272026 ~$20M - $25M~$10MFunctional cost ~$30M - $40M-Net int. exp. reduction 20272026 ~$15M - $20M~$15MNylon 6,6 optimization TBD~$25M - $35MOther cost reductions 20272026 ~$10M - $15M~$5M - $10MLanaken closure TBD~$5M - $10MProductivity projects $30 - $40

Execution of the Grow and Fortify strategy is already driving EM earnings performance in 2026 8* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. ESTIMATE $124 $213 $200 $183 $220 $234 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 $190 - $210 EM ADJ. EBIT*, $M Actions Driving Strong Q1-Q3 2026 Performance & YoY Growth → Drive disciplined commercial execution → Improve mix shift to higher margin segments and drive pipeline quality and diversification → Reconfigure assets and simplify footprint to structurally lower costs, providing earnings leverage in demand recovery → Strengthen cash generation through inventory discipline Grow: Fortify: ACTUAL +20% - 24% Expected Adj. EBIT* growth through first three quarters → Improved quality and diversity of pipelin unlocks broad portfolio and application development capabilities → Lower cost structure provides significant arning leverage in demand recovery → Strategic a tions position EM for long-term success and Fortify Strategy: Expect to deliver YoY growth despite significant inventory absorption associated with nylon 6,6 footprint optimization as well as Micromax® divestiture

EM's **Grow and Fortify** strategy drives disciplined, intentional approach focused on high quality growth

Strong focus on attractive, high-growth subsegments like AI and medical...

AI Infrastructure



~$1B Addressable Market Opportunity in 2030

- **30%** — AI server shipments YoY growth until 2030[1]
- **+ 3x** — Polymer demand in AI servers vs conventional[2]

CE Applications

- ✓ High-speed connectors
- ✓ Thermal management
- ✓ Fiber optics & cables

Drug Delivery & Patient Monitoring



~$0.5B Addressable Market Opportunity in 2030

- **2.5x** — Effective low-dosage therapies available by 2030 vs. 2025[3]
- **+ 3k** — # of FDA-cleared devices introduced annually[4]

- ✓ Auto Injectors
- ✓ Inhalers
- ✓ Continuous patient monitoring

...delivers near-term and longer-term growth

YoY Net Sales Increase – Medical and Electronics



+ 19%
+ 11%
Medical
Electronics
2Q 2025
2Q 2026

2nd Quarter 2026 % Increase in Net Sales – all EM[5]



+6%
+13%
Year-over-year
Sequentially

Other high-value, priority growth platforms include additional data center componentry, medical devices, and electric vehicles

1. Trendforce
2. Internal Estimate
3. JP Morgan Global Research
4. FDA510 Clearance
5. Comparison excludes Micromax® sales from the second quarter 2025 and the first quarter of 2026. The divestiture of Micromax® closed on February 2, 2026. When Micromax® sales are included, year-over-year net sales were flat, consisting of a 6 percent decline in volume, a 5 percent increase in price, and a 1 percent increase in currency. Sequentially, sales were up 9 percent, consisting of 3 percent increase in volume and a 6 percent increase in price.

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Western Hemisphere focus drives AC earnings power and future growth opportunity

Increasing Focus in WH and Leveraging Downstream Margin Stability

Average Percent of AC Net Sales Derived from WH


61%
68%
68%
70%
73%
73%
2021
2022
2023
2024
2025
2Q 2026

Adjusted EBIT* ($M)


131
321
Q1 2026
Q2 2026

WH Acid Derivative Margin Advantage (2025)


~3x
Represents US cost advantage in moving molecules downstream
Western Hemisphere
Eastern Hemisphere

Industry leading reliability makes AC a preferred partner for customers

Ability to supply Western Hemisphere from lowest cost, lowest carbon footprint** Clear Lake site

Evolution towards downstream derivatives creates greater value in Western Hemisphere

Well positioned to capture demand recovery

Advantaged asset base, reliable supply, and strong customer relationships position AC to generate outsized value, regardless of supply dynamics in China

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

** Based on internal company estimates

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Actions underway to deliver sustainable free cash flow* baseline of $700 - $800 million in 2026 and beyond 11* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Differentiated business models and strong execution underpin sustainable cash generation capabilities 2024 2025 2026 Target $498 M ACTUALS ESTIMATE $773 M $700 -$800 M FY Free cash flow* generation 2024 – 2026 ($M) → Timing dependent on market conditions and working capital dynamics → Potential year-end impact from higher inventory value driven by cost escalations as well as elevated accounts receivable balances Actions drive resilient and sustainable free cash flow* execution Incremental earnings benefit free cash flow* across 2026 and 2027 $143 M 1H 2026

1 2 3 1 2 3 Strong and sustainable free cash flow* generation and divestitures drive deleveraging Free Cash Flow* and Divestitures ($M) 12 Sustainable cash generation capabilities accelerate debt paydown Accelerating cash flow capabilities and strategic divestitures… * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 1 Ratio of Net Debt to operating EBITDA Net Debt* ($B) and Leverage Ratio1 …deployed to deleveraging ~ $500 ~$2.5 B+ of Baseline Cash Generation 2026 – 2027 Targets 2026 Sustainable FCF* at $700 – $800 million 2027 Targeting growth in baseline FCF* from additional cost & commercial actions and lower restructuring costs 0 500 1000 1500 2025 2026 2027 Divestitures Transaction Price $500 ~$500~$500 Micromax Progress towards $1.0 B divestiture objective 200 400 600 800 1000 2025 2026 2027 $498 $773 Free Cash Flow* 12/31/2025 12/31/2027 $11.3 Targeted < $9~ $700 - $800 Targeted ~ $10~$500 12/31/2026 Net Debt* Leverage Ratio1 12/31/2025 12/31/202712/31/2026 ~6x Targeted ~4.8x at mid-point of guidance

Positioning debt maturities 12-18 months out to pay with cash generation, with revolver available as a bridge for timing

Cash + Liquidity Available for Debt Paydown in the next 12 – 18 months



Near-term Bond Maturities
Projected Cash Generation
Additional Liquidity
No further bond maturities in 2026, $1.1B due in 2027
$1.1B
~$0.5B
~$0.6B
~$0.7 - $0.8B
~$0.5B
~$2.3B
Revolver available to use as a bridge for timing of FCF*
$1.75B
2027 Maturities
Excess Cash on Hand**
Est. 2H 2026 FCF*
2027 Baseline FCF*
Divestitures Target
Targeted Cash Generation
Undrawn Revolver

Refinancing Principles

- Opportunistic and prudent refinancing
- Continually optimize blended borrowing cost across all debt
- Maintain ample liquidity
  - Excess cash + $1.75 B revolver (currently undrawn)
- Maintain flexibility via callable debt

Strategic actions to continually align near-term maturities with cash generation capabilities beyond 2027

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.
**After excluding cash to operate of ~$500M and paying all maturities due on August 5, 2026

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Strong earnings leverage as demand recovers Actions underway to deliver near-term earnings improvement Growth pathways that target attractive, scalable end markets Attractive valuation with upside potential for stock History of innovation as customer solutions provider Laser focused on deleveraging Celanese Offers a Compelling Investment Opportunity Our mission is to position Celanese as a top quartile company for total shareholder return by delivering earnings growth in any environment 14